Filed Pursuant to Rule 497(e)
1933 Act File No. 333-171987
1940 Act File No. 811-22524

Precidian ETFs Trust

MAXISSM Nikkei 225 Index Fund

February 8, 2016

Supplement to the Prospectus dated July 28, 2015, as Amended and Restated October 1, 2015

The Board of Trustees (the “Trustees”) of Precidian ETFs Trust (the “Trust”) has unanimously determined that it is in the best interests of the shareholders of the MAXISSM Nikkei 225 Index Fund (the “Fund”) to liquidate and terminate the Fund.

Effective upon the close of business on March 11, 2016 (the “Closing Date”), the Fund will cease trading its shares on the NYSE Arca, Inc. (“NYSE”).  On the Closing Date, the Fund will be closed to purchase by investors as of the close of regular trading on the NYSE.  The Fund will not accept purchase orders after the Closing Date.  The Fund will continue to pursue its investment objective until the Closing Date.

Shareholders may sell their holdings in the Fund prior to the Closing Date and customary brokerage charges may apply to these transactions.  However, from March 12 through March 25, 2016 (the “Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period.  Between the Closing Date and the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio.  This process will result in the Fund increasing its cash holdings and, as a consequence, not tracking its underlying index, which may not be consistent with the Fund’s investment objective and strategy.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares.  These distributions are taxable events.  In addition, these payments to shareholders will include accrued capital gains and dividends, if any.  Once the distributions are complete, the Fund will terminate.

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The date of this Supplement is February 8, 2016.  Our prospectus and statement of additional information may be obtained at no cost either: online at precidianfunds.com; by calling Precidian ETFs at 855-621-0930 or by mailing a request to Precidian ETFs Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101.

Investors Should Retain This Supplement for Future Reference